AMENDMENT NO.1 TO AGREEMENT AND PLAN OF REORGANIZATION

         This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF REORGANIZATION ("Amendment No. 1") is made as of December 29, 1995 between CROWLEY, MILNER AND COMPANY, a Michigan corporation ("Crowley's"), and the several shareholders of STEINBACH STORES, INC., an Ohio corporation ("Steinbach"), listed on the signature page hereof (collectively, the "Shareholders").

                                   Recitals

         1. Prior to the date hereof, the parties hereto entered into that certain Agreement and Plan of Reorganization dated November 17, 1995 (the "Agreement and Plan of Reorganization").

         2. The parties hereto desire to amend the Agreement and Plan of Reorganization.

                                   Agreement

         NOW, THEREFORE, in consideration of these premises and subject to the terms and conditions contained herein and for the other consideration provided herein, the parties agree to amend the Agreement and Plan of Reorganization as follows:

         A. Delivery of Disclosure Schedules. Section 4.2(b) of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

         (b) Delivery of Disclosure Schedules. The Shareholders shall deliver the several Schedules described herein as being part of the Disclosure Schedules (collectively, the "Disclosure Schedules") on or before Wednesday, January 31, 1996.

         B. Delivery of Disclosure Exhibits. Section 4.3(b) of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

         (b) Delivery of Disclosure Exhibits. Crowley's shall deliver the several Exhibits described herein as being part of the Disclosure Exhibits (collectively, the "Disclosure Exhibits") on or before Wednesday, January 31, 1996.

         C.      Due Diligence Review by Shareholders.  The last sentence of
Section 5.9 of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

The condition precedent set forth in this Section 5.9 shall expire on Thursday, February 15, 1996.

         D.      Due Diligence Review by Crowley's.  The last sentence of
Section 6.6 of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

The condition precedent set forth in this Section 6.6 shall expire on Thursday, February 15, 1996.

         E. Termination -- Methods. Sections 8.1(d) and (e) of the Agreement and Plan of Reorganization are amended and restated in their entirety as follows:

         (d)     On or before Thursday, February 15, 1996, by the
Shareholders if the conduct or results of the Shareholders' due diligence review described in Section 5.9 hereof shall not have been satisfactory to the Shareholders and their advisors as determined in their sole discretion.

         (e) On or before Thursday, February 15, 1996, by Crowley's if the conduct or results of Crowley's due diligence review described in
Section 6.6 hereof shall not have been satisfactory to Crowley's and its advisors as determined in their sole discretion.

         F. Waivers. Crowley's hereby waives any failure by the Shareholders to comply with the provisions of Section 4.2(b) prior to the effective date of this Amendment No. 1 and the Shareholders hereby waive any failure by Crowley's to comply with the provisions of Section 4.3(b) prior to the effective date of this Amendment No. 1.

         G. Effective Date. The effective date of this Amendment No. 1 is as of the date first written above.

         H. Continuation of Agreement. Except as expressly modified or amended hereby, all of the terms and conditions of the Agreement and Plan of Reorganization shall continue and remain in full force and effect.

         I. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement and Plan of Reorganization.

         J. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          CROWLEY, MILNER AND COMPANY,

                                          By:
                                             ------------------------
                                          Its:
                                             ------------------------


                                          JEROME SCHOTTENSTEIN SUB CHAPTER S
                                          TRUST  NOS. 1, 2, 3, 4, 5, 6, 7,
                                          8, 9 and 10, each a Shareholder and
                                          collectively the Shareholders

                                          By:
                                              -----------------------------
                                              Jay L. Schottenstein, Trustee
                                              for each of the above-named
                                              Trusts